U.S. TREASURY RESERVES PORTFOLIO
PORTFOLIO OF INVESTMENTS                                       February 28, 1999
(Unaudited)

                                         PRINCIPAL
                                          AMOUNT
ISSUER                                (000'S OMITTED)      VALUE
--------------------------------------------------------------------------------
U.S. TREASURY BILLS--103.1%
--------------------------------------------------------------------------------
United States Treasury Bill,
  due 3/11/99                            $149,755     $149,577,235
United States Treasury Bill,
  due 3/18/99                              51,522       51,416,418
United States Treasury Bill,
  due 3/25/99                              84,528       84,279,066
United States Treasury Bill,
  due 4/01/99                              18,667       18,597,076
United States Treasury Bill,
  due 4/22/99                              88,315       87,723,223
United States Treasury Bill,
  due 5/06/99                              42,000       41,661,173
United States Treasury Bill,
  due 5/13/99                             119,454      118,405,894
United States Treasury Bill,
  due 5/20/99                              75,536       74,785,797
United States Treasury Bill,
  due 6/03/99                             142,544      140,920,948
United States Treasury Bill,
  due 6/10/99                              45,850       45,298,052
United States Treasury Bill,
  due 7/01/99                              16,898       16,653,478
                                                      ------------
TOTAL INVESTMENTS,
   AT AMORTIZED COST                        103.1%     829,318,360

OTHER ASSETS,
  LESS LIABILITIES                           (3.1)     (24,829,938)
                                            -----     ------------
NET ASSETS                                  100.0%    $804,488,422
                                            =====     ============

See notes to financial statements

U.S. TREASURY RESERVES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 1999 (Unaudited)
================================================================================
ASSETS:
Investments, at amortized cost (Note 1A)                           $829,318,360
Cash                                                                        751
Receivable for investment sold                                       24,932,500
--------------------------------------------------------------------------------
     Total assets                                                   854,251,611
--------------------------------------------------------------------------------
LIABILITIES:
Payable for investment purchased                                     49,658,931
Payable to affiliate - Investment advisory fees (Note 2A)                46,242
Accrued expenses and other liabilities                                   58,016
--------------------------------------------------------------------------------
    Total liabilities                                                49,763,189
--------------------------------------------------------------------------------
NET ASSETS                                                         $804,488,422
================================================================================
REPRESENTED BY:
Paid-in capital for beneficial interests                           $804,488,422
================================================================================

U.S. TREASURY RESERVES PORTFOLIO
STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 1999 (Unaudited)
================================================================================
INVESTMENT INCOME (Note 1b)                                         $20,941,343
EXPENSES:
Investment Advisory fees (Note 2A)                       $670,137
Administrative fees (Note 2B)                             223,379
Custody and fund accounting fees                          111,083
Audit fees                                                  9,000
Trustees' fees                                              8,440
Legal fees                                                  4,121
Miscellaneous                                              20,379
--------------------------------------------------------------------------------
    Total expenses                                      1,046,539
Less aggregate amounts waived by Investment Adviser
 and Administrator (Notes 2A and 2B)                     (599,846)
Less fees paid indirectly (Note 1D)                           (37)
--------------------------------------------------------------------------------
    Net expenses                                                        446,656
--------------------------------------------------------------------------------
Net investment income                                               $20,494,687
================================================================================
See notes to financial statements

U.S. TREASURY RESERVES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                              SIX MONTHS ENDED
                                              FEBRUARY 28, 1999    YEAR ENDED
                                                  (Unaudited)    AUGUST 31, 1998
================================================================================
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                          $    20,494,687  $    44,213,443
--------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Proceeds from contributions                      1,890,689,964    1,935,301,975
Value of withdrawals                            (2,018,540,824)  (1,975,581,019)
--------------------------------------------------------------------------------
Net decrease in net assets from
     capital transactions                         (127,850,860)     (40,279,044)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS             (107,356,173)       3,934,399
--------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                911,844,595      907,910,196
--------------------------------------------------------------------------------
End of period                                  $   804,488,422  $   911,844,595
================================================================================


U.S. TREASURY RESERVES PORTFOLIO
FINANCIAL HIGHLIGHTS


                                  SIX MONTHS
                                     ENDED
                                  FEBRUARY 28,                         YEAR ENDED AUGUST 31
                                      1999          -------------------------------------------------------
                                   (Unaudited)      1998         1997        1996         1995         1994
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
 (000's omitted)                    $804,488     $911,845     $907,910     $767,804     $832,258     $726,569
Ratio of expenses to
 average net assets                    0.10%+        0.10%        0.10%        0.10%        0.10%       0.12%
Ratio of net investment income
 to average net assets                 4.59%+        5.14%        5.15%        5.20%        5.36%       3.43%

Note: If the agents of the Portfolio had not voluntarily waived a portion of their fees for the periods indicated and the expenses were not reduced for fees paid indirectly for the years after August 31, 1995, the ratios would have been as follows:

RATIOS:
Expenses to average net assets         0.23%+        0.23%        0.24%        0.25%        0.25%       0.26%
Net investment income to
 average net assets                    4.46%+        5.01%        5.01%        5.05%        5.21%       3.30%
=============================================================================================================

+Annualized
See notes to financial statements

U.S. TREASURY RESERVES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES U.S. Treasury Reserves Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. CFBDS, Inc ("CFBDS"), acts as the Portfolio's Administrator. Citibank N.A. ("Citibank") acts as the Investment Adviser. Citibank is a wholly-owned subsidiary of Citigroup Inc. Citigroup Inc. was formed as a result of the merger of Citicorp and Travelers Group, Inc.
which was completed on October 8, 1998.
   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
   The significant accounting policies consistently followed by the Portfolio are as follows:
   A. Valuation of Investments Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Portfolio's use of amortized cost is subject to the Portfolio's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.
   B. Investment Income and Expenses Investment income consists of interest accrued and discount earned (including both original issue and market discount), adjusted for amortization of premium, on the investments of the Portfolio, accrued ratably to the date of maturity, plus or minus net realized gain or loss, if any, on investments. Expenses of the Portfolio are accrued daily.
   C. Federal Income Taxes The Portfolio's policy is to comply with the applicable provisions of the Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.
   D. Fees Paid Indirectly The Portfolio's custodian bank calculates its fees based on the Portfolio's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Portfolio. This amount is shown as a reduction of expenses on the Statement of Operations.
   E. Other Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction.

2. INVESTMENT ADVISORY FEES AND ADMINISTRATIVE FEES
   A. Investment Advisory Fee The Investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $670,137, of which $376,467 was voluntarily waived for the six months ended February 28, 1999.

U.S. TREASURY RESERVES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)


   The investment advisory fee is computed at an annual rate of 0.15% of the Portfolio's average daily net assets.
   B. Administrative Fees Under the terms of an Administrative Services Agreement, the administrative fee paid to the Administrator, as compensation for overall administrative services and general office facilities, is accrued daily and paid monthly at the annual rate of 0.05% of the Portfolio's average daily net assets. The Administrative fees amounted to $223,379, all of which was voluntarily waived for the six months ended February 28, 1999. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Administrator or its affiliates.

3. INVESTMENT TRANSACTIONS Purchases, maturities and sales of U.S. Treasury obligations, aggregated $3,364,633,995 and $3,459,888,089, respectively, for the six months ended February 28, 1999.

4. LINE OF CREDIT The Portfolio, along with other CitiFunds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the six months ended February 28, 1999, the commitment fee allocated to the Portfolio was $1,248. Since the line of credit was established, there have been no borrowings.

16